Exhibit 32

                                  CERTIFICATION

I, Matthew Harriton, President, Principal Executive and Financial Officer of Embryo Development Corp. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 USC Section 1350, that:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended October 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                             By:   /s/ Matthew Harriton
                                   ---------------------------
                                   Matthew Harriton, President
                                  (Principal Executive and Financial Officer)
Dated: December 15, 2005